                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND
                                 (the "Fund")

      Supplement dated February 3, 2006 to the IXIS Advisor Income Funds
Class Y Prospectus dated February 1, 2006, as may be supplemented from time to time

   In the section "Evaluating the Fund's Past Performance," the bar chart and table on page 10 showing the Fund's average annual returns are amended as follows:

Bar Chart

   The total return for the Fund's Class Y shares for the calendar year ended December 31, 2005 is 2.34%.

Table

   The table is restated as follows:

               Average Annual Total Returns+                                          Since Fund Inception
         (for the periods ended December 31, 2005)           Past 1 Year Past 5 Years      (12/31/96)
         -----------------------------------------           ----------- ------------ --------------------
Loomis Sayles Investment Grade Bond Fund
Class Y--Return Before Taxes................................     2.34%       9.57%            8.92%
 Return After Taxes on Distributions*.......................    -0.28%       6.92%            6.10%
 Return After Taxes on Distributions & Sales of Fund Shares*     1.89%       6.70%            5.96%
Lehman Brothers U.S. Government/Credit Index**..............     2.37%       6.11%            6.54%

--------
+ The returns shown for the periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's expense cap arrangements at the time of the conversion.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**The returns of the index do not reflect a deduction for fees, expenses or taxes.

                                                                     SP291-0206

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND
                                 (the "Fund")

   Supplement dated February 3, 2006 to the IXIS Advisor Income and Tax Free
                                 Income Funds
 Classes A, B and C Prospectus dated February 1, 2006, as may be supplemented from time to time

   In the section "Evaluating the Fund's Past Performance," the bar chart and table on pages 11 and 12 showing the Fund's average annual returns are amended as follows:

Bar Chart

   The total return for the Fund's Class A shares for the calendar year ended December 31, 2005 is 2.06%.

Table

   The table is restated as follows:

               Average Annual Total Returns+                                          Since Fund Inception
         (for the periods ended December 31, 2005)           Past 1 Year Past 5 Years      (12/31/96)
         -----------------------------------------           ----------- ------------ --------------------
Loomis Sayles Investment Grade Bond Fund
Class A--Return Before Taxes................................    -2.55%       8.26%            8.09%
 Return After Taxes on Distributions*.......................    -4.93%       5.75%            5.39%
 Return After Taxes on Distributions & Sales of Fund Shares*    -1.31%       5.64%            5.30%
Class B--Returns Before Taxes...............................    -3.48%       8.01%            7.67%
Class C--Returns Before Taxes...............................     0.22%       8.30%            7.67%
Lehman Brothers U.S. Government/Credit Index**..............     2.37%       6.11%            6.54%

--------
+ The returns shown for the periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996) and during the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C shares have been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Class A, Class B and Class C expenses is based on the net expenses of these classes after taking into effect the Fund's expense cap arrangements at the time of the conversion.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**The returns of the index do not reflect a deduction for fees, expenses or taxes.

                                                                     SP292-0206